      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2005


                                              (FILE NOS. 33-36962 and 811-06175)
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Post-Effective Amendment No. 45


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 47


                               ECLIPSE FUNDS INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                  51 MADISON AVENUE, NEW YORK, NEW YORK  10010
                  --------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (973) 394-4437

Marguerite E. H. Morrison, Esq.           Copy To: Sander M. Bieber, Esq.
       Eclipse Funds Inc.                           Dechert LLP
       51 Madison Avenue                        1775 I Street, N.W.
   New York, New York 10010                    Washington, D.C. 20006

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:


[ ]         immediately upon filing pursuant to paragraph (b) of rule 485


[ ]         on _____________, pursuant to paragraph (b) of rule 485


[ ]         60 days after filing pursuant to (a)(1) of rule 485

[ ]         on ______________ pursuant to paragraph (a)(1) of 485


[X]         75 days after filing pursuant to paragraph (a)(2) of rule 485


[ ]         on ______, pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(MAINSTAY LOGO)


EQUITY FUNDS


MainStay Large Cap Opportunity Fund

                                           MAINSTAY(R) FUNDS

                                           Prospectus
                                           July    , 2005

                                           Neither the Securities and Exchange
                                           Commission nor any state securities
                                           commission has approved or
                                           disapproved of these securities or
                                           passed upon the accuracy or adequacy
                                           of this prospectus. Any
                                           representation to the contrary is a
                                           criminal offense.

        WHAT'S INSIDE

  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks: An Overview

  5      MainStay Large Cap Opportunity Fund

 10      More about Investment Strategies and Risks

 12      Shareholder Guide

 36      Know With Whom You're Investing

 39      Financial Highlights for the Mainstay Large Cap Opportunity
         Fund

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

This Prospectus discusses the MainStay Large Cap Opportunity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation ("Company"), which is a series mutual fund with 14 different series, including the Fund, that invest for varying combinations of income and capital appreciation. The other Funds not discussed in this Prospectus are offered by a separate prospectus, which is available by request. The Fund is managed by New York Life Investment Management LLC ("NYLIM" or "Manager").

Under normal conditions, the Fund invests primarily in equity securities. In times of unusual or adverse conditions, the Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, and foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts (ADRs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in the Fund, you should understand that you could lose money.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of the Fund. Please review it carefully.

---------------------------

Total return is a combination of income and realized and unrealized capital gains.

MAINSTAY LARGE CAP
OPPORTUNITY FUND

The Large Cap Opportunity Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common and preferred stock of large companies with market capitalizations, at the time of investment similar to the companies in the RUSSELL 1000 INDEX.

The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which includes the largest 3,000 U.S. companies determined by market capitalization. As of the date of the Prospectus, the market capitalizations of companies in the Russell
1000(R) Index ranged from $   million to $   billion. This varies daily.

INVESTMENT PROCESS

The Fund invests primarily in large capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines have been overlooked by the marketplace so that they are undervalued or under-priced relative to the rest of the Fund's large-cap universe.

In selecting stocks for the Fund, the Manager uses several models that attempt to forecast the return of stocks relative the Fund's large-cap universe (the "active return"). Each model uses as inputs a valuation factor, such as price to revenues, cash flow, earnings, and book value, together with factors calculated from accounting and market data. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Manager to evaluate companies compared both to competitors and to companies in other industries.

The Fund's portfolio is constructed by incorporating estimates of transaction costs and a market risk model with the active return forecast. The market risk model is employed to target a tracking error relative to the Fund's large-cap universe and to limit the Fund's active exposure to market risk factors.

Under normal conditions the Manager keeps the Fund fully invested. However, the Fund may hold cash from time to time as a result of trading or cash flows or for temporary defensive purposes.

The Fund may lend up to 20% of its total assets.

The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

LARGE CAP OPPORTUNITY FUND

---------------------------

ACTIVE TRADING. If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS

The Fund is subject to the risks associated with investing in equity securities and the risks associated with value stocks. The value of your investment will fluctuate as the value of equity securities in which the Fund invests fluctuates. Equity securities held by the Fund are also subject to the risk of changing economic, stock market, industry and company conditions and the risks interest in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading, the Fund may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

                                                      LARGE CAP OPPORTUNITY FUND

PAST PERFORMANCE

Since the Fund had not yet commenced operations as of the date of this Prospectus, no performance information is available.

LARGE CAP OPPORTUNITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                          CLASS A       CLASS B       CLASS C       CLASS I

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 5.50%        None          None          None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of the lesser of the original offering
  price or redemption proceeds)(1)                                    None         5.00%         1.00%         None

  Redemption Fee
  (as a percentage of redemption proceeds)                            None         None          None          None



  Exchange Fee                                                         *             *             *             *

  Maximum Account Fee                                                 None         None          None          None



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                       %            %             %             %



  Distribution and/or Service (12b-1) Fees(3)                         0.25%        1.00%         1.00%         None

  Other Expenses(4)                                                       %            %             %             %



  Total Annual Fund Operating Expenses(2)                                 %            %             %             %

* Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 processing fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The management fee for the Fund is an annual percentage of the Fund's average
daily net assets as follows:         . NYLIM has voluntarily agreed to waive a
portion of its management fee so that the management fee does not exceed     %.
In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses do
not exceed     % of average daily net assets for Class A shares. An equivalent reduction will apply to the Class B, C, and I shares of the Fund. The Other Expenses shown above are projected for the current year; actual expenses may vary. If the Fund's fees and expenses for the fiscal year ending October 31, 2005 are those shown above, as a result of these voluntary waivers and/or
reimbursements, total annual fund operating expenses would be     % for Class A
shares,     % for Class B and C shares,     % for Class I shares. These waivers
and/or reimbursements by NYLIM are voluntary and may be discontinued at any time without notice.

3 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

4 "Other Expenses" include, among other things, fees payable for transfer agency services, which are borne by each class separately. As a result, transfer agency fees and Other Expenses may differ between the classes. Other Expenses shown are projected for the current year; actual expenses may vary.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                  CLASS B                                CLASS C                  CLASS I
                             Assuming no   Assuming redemption at   Assuming no   Assuming redemption at
  Expenses after             Redemption    the end of each period   redemption    the end of each period
   1 Year         $           $                   $                  $                   $                 $

   3 Years        $           $                   $                  $                   $                 $




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MORE ABOUT INVESTMENT
STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for the Fund states that the Fund normally invests at least 80% of its assets in large capitalization companies. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash or money market and other investments.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its investment process, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER
GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investment. Please call 1-800-MAINSTAY (1-800-624-6782) to see if shares of the Fund are available for purchase in your state.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges

                                                               SHAREHOLDER GUIDE

and fees for the Fund are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                                     CLASS A           CLASS B                 CLASS C            CLASS I
  Initial Sales Charge                Yes                 No                      No               No

  Contingent deferred sales          None(1)        Sliding scale           1% on sale of         None
  charge                                           during the first        shares held for
                                                   six years after         one year or less
                                                       purchase



  Ongoing service and/or             0.25%        0.75% distribution      0.75% distribution      None
  distribution fee (Rule 12b-1                      0.25% service           0.25% service
  fee)                                              (1.00% total)           (1.00% total)




  Shareholder service fee            None                None                    None             None



  Redemption Fee                     None                None                    None             None

  Conversion feature                  No                 Yes                      No               No



  Purchase Maximum(2)                None              $100,000               $1,000,000          None

1 Except on certain redemptions from purchases made without an initial sales charge.

2 Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares of the Fund are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your

SHAREHOLDER GUIDE

  purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares may be more economical than Class B if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

- The more economical share class will depend on a variety of factors, including:

  - your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

  - external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

- You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

- The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees to 0.25% of 1.00% of average daily net assets.

                                                               SHAREHOLDER GUIDE

- The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- When you sell your Class C shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

CLASS I CONSIDERATIONS

- You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in the Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any Eclipse Fund as of December 31, 2003, which class was renamed MainStay Class I on January 1, 2004.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All

SHAREHOLDER GUIDE

or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                               SALES CHARGES AS A PERCENTAGE
                                             OF                          TYPICAL DEALER
                             ----------------------------------          CONCESSION AS A
  PURCHASE                      OFFERING              NET                       %
  AMOUNT                         PRICE             INVESTMENT           OF OFFERING PRICE
  Less than $50,000              5.50%               5.82%                    4.75%
  $50,000 to $99,999             4.50%               4.71%                    4.00%



  $100,000 to $249,999           3.50%               3.63%                    3.00%
  $250,000 to $499,999           2.50%               2.56%                    2.00%



  $500,000 to $999,999           2.00%               2.04%                    1.75%
  $1,000,000 or more*             None                None                     None

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

Sales Charge Reductions and Waivers on Class A Shares

You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent," as described below. The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge.

- RIGHT OF ACCUMULATION

  A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests any MainStay Fund held through a 401(k) plan or other employee benefit plan.

  For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

  For more information, see "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the SAI.

- LETTER OF INTENT

  Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge rate, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more of other MainStay Funds (excluding previously non-commissioned shares of the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of

                                                               SHAREHOLDER GUIDE

  the Letter of Intent. You can also apply the right of accumulation to these purchases.

  Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares that you purchased. A certain portion of your shares will be held in escrow by the Fund's transfer agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent" in the Fund's Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

  To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

More information on Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

- GROUP RETIREMENT PLAN PURCHASES

  You will not pay an initial sales charge on Class A shares if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

    - 50 or more participants; or

    - an aggregate investment in shares of any class of the Fund of $1,000,000 or more.

  If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS

  You may be eligible for elimination of the initial sales charge on Class A shares if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial

SHAREHOLDER GUIDE

  services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

- 529 PLANS

  When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

- OTHER WAIVERS

  There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates. These categories are described in the SAI.

- CONTINGENT DEFERRED SALES CHARGE

  If your initial sales charge on Class A shares was eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund's transfer agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the SAI.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                               AS A % OF AMOUNT REDEEMED SUBJECT TO
  FOR SHARES SOLD IN THE:                                     CHARGE
  First year                                                  5.00%
  Second year                                                 4.00%



  Third year                                                  3.00%
  Fourth year                                                 2.00%



  Fifth year                                                  2.00%
  Sixth year                                                  1.00%



  Thereafter                                                   None

                                                               SHAREHOLDER GUIDE

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

  - the current aggregate net asset value of Class B or Class C shares of the fund purchased through reinvestment of dividends or distributions; plus

  - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

SHAREHOLDER GUIDE

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

- From its own resources, the Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

- The Distributor or an affiliate may also make payments for recordkeeping and other administrative services to financial intermediaries that sell Fund shares.

- Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund's portfolio, the Fund, the Manager and Subadvisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

                                                               SHAREHOLDER GUIDE

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. YOU SHOULD REVIEW CAREFULLY ANY DISCLOSURE BY YOUR FINANCIAL INTERMEDIARY FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

SHAREHOLDER GUIDE

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GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MSS must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

- Name;

- Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional

                                                               SHAREHOLDER GUIDE

information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors, officers and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at its discretion.

Class A, B, and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Fund:

- $1,000 for initial and $50 for subsequent purchases of the Fund, or

- if through AutoInvest, a monthly systematic investment plan: $500 for initial and $50 minimum for subsequent monthly purchases OR no initial and $100 subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of the Fund, and no minimum subsequent purchase amount, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               * name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         * your account number; and
                       obtain an account number and wiring        * Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and
                       Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          * MSS must receive your application and check, payable
                       call MSS toll-free at 1-800-MAINSTAY         to MainStay Funds, in good order within three
                       (1-800-624-6782) between 8 am and 6          business days. If not, MSS can cancel your order and
                       pm eastern time any day the New York         hold you liable for costs incurred in placing it.
                       Stock Exchange is open. Call before 4      Be sure to write on your check:
                       pm eastern time to buy shares at the       * name(s) of investor(s);
                       current day's NAV.                         * your account number; and
                                                                  * Fund name and Class of shares.




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to:
                       Application with a check for the           MainStay Funds
                       amount of your investment to:              * $1,000 minimum
                       MainStay Funds                             Be sure to write on your check:
                       P.O. Box 8401                              * name(s) of investor(s)
                       Boston, MA 02266-8401                      * Fund name and Class of shares.

                       Send overnight orders to:
                       MainStay Funds
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      Call MSS toll-free at 1-800-MAINSTAY               Eligible investors can purchase shares by using
                       (1-800-624-6782) between 8 am and 6 pm             electronic debits from a designated bank account.
                       eastern time any day the New York Stock            * The maximum ACH purchase amount is $100,000.
                       Exchange is open to make an ACH purchase;
                       call before 4 pm to buy shares at the current
                       day's NAV; or
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund Name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS

  BY CONTACTING YOUR INVESTMENT DEALER:                           * You may sell (redeem) your shares through your
                                                                    Investment Dealer or by any of the methods
                                                                    described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MSS will only send checks to the account owner at
                       Call MSS toll-free at 1-800-MAINSTAY         the owner's address of record and generally will
                       (1-800-624-6782) between 8 am and 6          not send checks to addresses on record for 30
                       pm eastern time any day the New York         days or less.
                       Stock Exchange is open. Call before 4      * The maximum order MSS can process by phone is
                       pm eastern time to sell shares at the        $100,000.
                       current day's NAV.



                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY       phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6          your designated bank account the next business
                       pm eastern time any day the New York         day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible             so. Your bank may charge you a fee to receive the
                       investors may sell shares and have           wire transfer.
                       proceeds electronically credited to a      * MSS must have your bank account information on
                       designated bank account.                   file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MSS must have your bank information on file.
                       ACH:                                       * Proceeds may take 2-3 days to reach your bank
                       Call MSS toll-free at 1-800-MAINSTAY         account.
                       (1-800-624-6782) between 8 am and 6        * There is no fee from MSS for this transaction.
                       pm eastern time any day banks and the      * The maximum ACH transfer amount is $100,000.
                       New York Stock Exchange are open.
                       Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.




                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . . BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay
Funds:
-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MSS and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND
The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and rules and interpretations of the SEC thereunder.


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in shares of the same class of any MainStay Fund.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among MainStay Funds--Individual Shareholders Only

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange

SHAREHOLDER GUIDE

---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares among classes. For example, if you choose to sell Class B or Class C shares and then separately buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares stops until you exchange back into Class B shares of another MainStay Fund.

You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund              - MainStay International Equity Fund
- MainStay All Cap Value Fund               - MainStay Large Cap Growth Fund
- MainStay Asset Manager Fund               - MainStay MAP Fund
- MainStay Balanced Fund                    - MainStay Mid Cap Growth
- MainStay Capital Appreciation Fund        - MainStay Mid Cap Opportunity Fund
- MainStay Cash Reserves Fund               - MainStay Mid Cap Value Fund
- MainStay Common Stock Fund                - MainStay Moderate Allocation Fund
- MainStay Conservative Allocation Fund     - MainStay Moderate Growth
                                            Allocation Fund
- MainStay Convertible Fund
                                            - MainStay Money Market Fund
- MainStay Diversified Income Fund
                                            - MainStay S&P 500 Index Fund
- MainStay Floating Rate Fund
                                            - MainStay Small Cap Growth Fund
- MainStay Global High Income Fund
                                            - MainStay Small Cap Opportunity
- MainStay Government Fund                  Fund
- MainStay Growth Allocation Fund           - MainStay Small Cap Value Fund
- MainStay High Yield Corporate Bond Fund   - MainStay Short Term Bond Fund
- MainStay Indexed Bond Fund                - MainStay Tax Free Bond Fund
- MainStay Intermediate Term Bond Fund      - MainStay Total Return Fund
                                            - MainStay Value Fund

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders.

In order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges

                                                               SHAREHOLDER GUIDE

processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available.

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Fund for Class A shares of the Money Market Fund or for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of the Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay non-money market Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay non-money market Fund.

Investing for Retirement

You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Cash Reserves Fund Exchanges

If you exchange all your shares in the MainStay Cash Reserves Fund for shares of the same class in the Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the MainStay Cash Reserves Fund for shares in more than one MainStay Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

SHAREHOLDER GUIDE

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- The Fund may, in its discretion, reject any order for the purchase of shares.

- To limit the Fund's expenses, we no longer issue share certificates.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- Reinvestment in fund shares won't relieve you of any tax consequences on gains realized from a sale of fund shares. The deductions of losses, however, may be denied.

- MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:

  - MSS does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserves the right to:

  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

                                                               SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Fund's Share Prices (NAV) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market price. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in

SHAREHOLDER GUIDE

accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund's investment strategies or negatively impact Fund performance. For example, the Manager might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's polices and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through

                                                               SHAREHOLDER GUIDE

systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Fund are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Company's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund's ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds publish quarterly a list of the Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the Fund's portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Fund's holdings is made quarterly approximately 15 days after the end of each calendar quarter. The Fund's quarterly holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

---------------------------
SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.


When the Fund Pays Dividends

The Fund declares and distributes any dividends quarterly.

Dividends are normally paid on the first business day of each month after a dividend is declared.


Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MSS directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

                                                               SHAREHOLDER GUIDE

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

---------------------------
MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund is taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income).

For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of the Fund for shares of another MainStay Fund will be treated as a sale of shares of the Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

The Fund's Directors oversee the actions of the Manager and Distributor and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

The Manager will receive an aggregate fee for services performed as a percentage
of the Fund's average daily net assets as follows:   %.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of June 30, 2005, NYLIM and its affiliates managed approximately $ billion in assets.

PORTFOLIO MANAGERS: BIOGRAPHIES

NYLIM uses a team of portfolio managers and analysts who act together to manage the Fund's investments. The senior members of the Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below. The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Large Cap Opportunity Fund is available in the Fund's Statement of Additional Information.

KATHY A. O'CONNOR, CFA. Ms. O'Connor has been a Managing Director of NYLIM since December, 2000. Ms. O'Connor has been managing the MainStay Mid Cap Opportunity Fund since its inception in 1994 and the MainStay Small Cap Opportunity Fund since 1987. She also manages and conducts equity research for Small Cap and Value Equity separate account strategies. She was Vice President and Portfolio Manager at Towneley Capital Management, Inc. from

1987 to 2000. Ms. O'Connor is a Director at the New York Society of Security Analysts. Ms. O'Connor holds an MBA from Babson College, a BA from the University of Massachusetts, is a Chartered Financial Analyst and is a member of the CFA Institute.

JEFFREY D. SANDERS, CFA. Mr. Sanders has been a Managing Director of NYLIM since December 2000 and a portfolio manager of the MainStay Small Cap
Opportunity and Mid Cap Opportunity Funds since           . He conducts equity
research and develops long and short equity investment strategies. He was an employee and financial consultant to Towneley Capital Management from 1988 to 2000. Prior to joining Towneley, Mr. Sanders was a Vice President at Citicorp specializing in mergers and acquisitions, a corporate finance associate at Merrill Lynch Capital Markets and a geophysicist at Getty Oil Company. With over 20 years of investment experience, he serves on the Board of Directors of the CFA Society of Idaho and is a member of the American Association of Petroleum Geologists. Mr. Sanders holds a MBA from Boise State University and MS and BS degrees from the California Institute of Technology. Mr. Sanders is a Chartered Financial Analyst and is a member of the CFA Institute.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

Since the Fund had not commenced operations as of the date of this Prospectus, no financial highlights are available.

[NYLIM LOGO]


[RECYCLE LOGO]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI for the Fund is incorporated by reference into this Prospectus and has been filed with the SEC.

TO OBTAIN INFORMATION:
More information about the Fund, including the SAI, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782), visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0120.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information about the Fund call toll free 1-800-MAINSTAY
(1-800-624-6782) or visit our website at www.mainstayfunds.com.
                                                                       MSLR-0805

                                 MAINSTAY FUNDS

                       MAINSTAY LARGE CAP OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                FOR CLASS A, CLASS B, CLASS C AND CLASS I SHARES

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

        OFFERED TO ONLY RESIDENTS OF NEW YORK, NEW JERSEY AND CONNECTICUT

                                  JULY __, 2005

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated July __, 2005 for the MainStay Large Cap Opportunity Fund (the "Fund"), a series of Eclipse Funds Inc., a Maryland corporation (the "Company"), as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in and is made a part of the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC (the "Distributor"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. This SAI and the Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Fund's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

Since the Fund had not commenced operations as of the date of this SAI there are no Financial Statements available for the Fund.

                               TABLE OF CONTENTS

MAINSTAY FUNDS.................................................................    1
ADDITIONAL INFORMATION ABOUT THE FUND..........................................    1
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS....................................    1
THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM...............    1
       COMMERCIAL PAPER........................................................    1
       TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS..........................    1
       BORROWING...............................................................    2
       REPURCHASE AGREEMENTS...................................................    2
       REVERSE REPURCHASE AGREEMENTS...........................................    3
       U.S. GOVERNMENT SECURITIES..............................................    3
       STRIPPED SECURITIES.....................................................    4
       LENDING OF PORTFOLIO SECURITIES.........................................    4
       ILLIQUID SECURITIES.....................................................    4
       RESTRICTED SECURITIES...................................................    4
       BANK OBLIGATIONS........................................................    5
       FLOATING AND VARIABLE RATE SECURITIES...................................    5
       FOREIGN SECURITIES......................................................    5
       FOREIGN CURRENCY TRANSACTIONS...........................................    6
       WHEN-ISSUED SECURITIES..................................................    8
       MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES......................    9
       REAL ESTATE INVESTMENT TRUSTS ("REITs").................................   15
       OPTIONS ON FOREIGN CURRENCIES...........................................   15
       FUTURES TRANSACTIONS....................................................   16
       SWAP AGREEMENTS.........................................................   21
       WARRANTS................................................................   22
       SHORT SALES AGAINST THE BOX.............................................   23
       RISKS ASSOCIATED WITH DEBT SECURITIES...................................   23
       RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")..............   23
       ZERO COUPON BONDS.......................................................   24
       DEBT SECURITIES.........................................................   24
       CONVERTIBLE SECURITIES..................................................   25
       ARBITRAGE...............................................................   25
       OPTIONS ON SECURITIES...................................................   25
       SECURITIES INDEX OPTIONS................................................   28
       DOLLAR-WEIGHTED AVERAGE MATURITY........................................   29
       SECURITIES OF OTHER INVESTMENT COMPANIES................................   29
       EXCHANGE TRADED FUNDS...................................................   29
       SOURCES OF LIQUIDITY OR CREDIT SUPPORT..................................   29
FUNDAMENTAL INVESTMENT RESTRICTIONS............................................   30
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................................   31
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAME..................................   31
MANAGEMENT.....................................................................   31
       NON-INTERESTED DIRECTORS................................................   32
       OFFICERS (WHO ARE NOT DIRECTORS) OF THE COMPANY.........................   33
       BOARD OF DIRECTORS......................................................   35
       COMPENSATION............................................................   36
       APPROVAL OF MANAGEMENT AGREEMENT                                           36
       CODES OF ETHICS.........................................................   36
THE MANAGER AND THE DISTRIBUTOR................................................   36
       MANAGEMENT AGREEMENT....................................................   37
       DISTRIBUTION AGREEMENT..................................................   37
       DISTRIBUTION PLANS......................................................   38
       EXPENSES BORNE BY THE COMPANY...........................................   39
PROXY VOTING POLICIES AND PROCEDURES...........................................   39
DISCLOSURE OF PORTFOLIO HOLDINGS...............................................   41
PORTFOLIO MANAGERS.............................................................   41
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................   42

OTHER INFORMATION..............................................................   46
       PURCHASES AT NET ASSET VALUE............................................   47
SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS....................................   48
LETTER OF INTENT...............................................................   48
CONTINGENT DEFERRED SALES CHARGE, CLASS B......................................   49
CONTINGENT DEFERRED SALES CHARGE, CLASS C......................................   50
NET ASSET VALUE................................................................   50
HOW PORTFOLIO SECURITIES ARE VALUED............................................   51
TAX INFORMATION................................................................   52
CHARACTER OF DISTRIBUTION TO SHAREHOLDERS......................................   57
PERFORMANCE INFORMATION........................................................   57
       SYSTEMATIC INVESTMENT PLANS.............................................   49
       OTHER INFORMATION.......................................................   49
       ALTERNATIVE SALES ARRANGEMENTS..........................................   49
       INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES.........................   49
       PURCHASES AT NET ASSET VALUE............................................   50
       REDUCED SALES CHARGES ON CLASS A SHARES.................................   51
       LETTER OF INTENT (LOI)..................................................   51
       CONTINGENT DEFERRED SALES CHARGE, CLASS A...............................   51
       CONTINGENT DEFERRED SALES CHARGE, CLASS B...............................   52
       CONTINGENT DEFERRED SALES CHARGE, CLASS C...............................   53
       REDEMPTIONS.............................................................   53
       SYSTEMATIC WITHDRAWAL PLAN..............................................   53
       DISTRIBUTIONS IN KIND...................................................   53
       SUSPENSION OF REDEMPTIONS...............................................   54
       EXCHANGE PRIVILEGES.....................................................   54
TAX-DEFERRED RETIREMENT PLANS..................................................   55
       INDIVIDUAL RETIREMENT ACCOUNT ("IRA")...................................   55
       403(b)(7) TAX SHELTERED ACCOUNT.........................................   56
       GENERAL INFORMATION.....................................................   56
       CALCULATION OF PERFORMANCE QUOTATIONS...................................   57
TAX INFORMATION................................................................   59
       CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS..............................   60
       DISPOSITIONS OF FUND SHARES.............................................   61
       DISCOUNT................................................................   61
       TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS....................   62
       PASSIVE FOREIGN INVESTMENT COMPANIES....................................   62
       FOREIGN CURRENCY GAINS AND LOSSES.......................................   63
       COMMODITY INVESTMENTS...................................................   63
       TAX REPORTING REQUIREMENTS..............................................   63
       FOREIGN TAXES...........................................................   64
       STATE AND LOCAL TAXES - GENERAL.........................................   64
GENERAL INFORMATION............................................................   64
       ORGANIZATION AND CAPITALIZATION.........................................   64
       VOTING RIGHTS...........................................................   64
       SHAREHOLDER AND DIRECTOR LIABILITY......................................   64
       REGISTRATION STATEMENT..................................................   65
       SHARE OWNERSHIP OF THE FUNDS............................................   65
       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................   67
       TRANSFER AGENT..........................................................   67
       CUSTODIAN...............................................................   67
       LEGAL COUNSEL...........................................................   67
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS..................................  A-1

                       ECLIPSE FUNDS INC. (THE "COMPANY")

The Company is an open-end management investment company (or mutual fund), organized as a Maryland corporation on September 21, 1990. The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Company may, without shareholder approval, be divided into any number of separate portfolios of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Company are currently offered in fourteen separate portfolios, one of which, the MainStay Large Cap Opportunity Fund (the "Fund" or together with the other series of the Company, the "Funds"), is discussed in this SAI. The Fund is a diversified fund as defined by the 1940 Act. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

The Prospectus discusses the investment objectives, strategies, risks and expenses of the Fund. This section contains supplemental information concerning certain securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Fund's Prospectus, the Manager may, in its discretion, at any time, employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

The Fund's objective is to seek high total return. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization companies.

                  INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to employ or not employ the various techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

        THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM

The loss of money is a risk of investing in the Fund. The Fund is not intended to constitute a balanced or complete investment program and the Net Asset Value ("NAV") of the Fund's shares will fluctuate based on the value of the securities held by the Fund. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

COMMERCIAL PAPER

The Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's Investors Services Inc. ("Moody's") A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Manager determines that the commercial paper is of comparable quality. In addition, the Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity. In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

BORROWING

The Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares.

REPURCHASE AGREEMENTS

The Fund may enter domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Directors have delegated to the Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Manager.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

LENDING OF PORTFOLIO SECURITIES

The Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board of Directors. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf the Fund, has entered into an agency agreement with Metropolitan West Securities LLC, which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Directors, the Fund is prohibited from lending more than 20% of the Fund's total assets to any one counterparty.

Subject to the receipt of exemptive relief from the 1940 Act, the Fund, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund's investments; in doing so, the Manager may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BANK OBLIGATIONS

The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

FLOATING AND VARIABLE RATE SECURITIES

The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

The Fund may invest in U.S. dollar-denominated and non U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Foreign securities are those issued by companies domiciled outside the U.S. and traded in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying securities. GDRs and IDRs are receipts issued by either global or international depositories evidencing ownership of underlying securities.

FOREIGN CURRENCY TRANSACTIONS

The Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts or "cover" its positions by holding or having the right to acquire property that the Fund has obligated itself to deliver. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of the Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction. When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

The Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's currency assessment is incorrect.

At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. The Fund generally will not enter into a forward contract with a term of greater than one year. In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodians in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodians as described above. In the event the Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

It should be realized that the use of forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

The Manager believeS that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

The Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager anticipates. The Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases.

The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

WHEN-ISSUED SECURITIES

The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Directors do not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

The Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these instruments subject to the Fund's limitation on investments in illiquid securities.

MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, the Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by the Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

OTHER ASSET-BACKED SECURITIES. The Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with the Fund's investment objective and policies, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

The Fund may invest in participation interests in syndicated loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Syndicated Loan Interests"). The Syndicated Loan

Interests may be acquired from an agent bank, co-lenders or other holders of Syndicated Loan Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Syndicated Loan Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Syndicated Loan Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given limited discretion in enforcing the corporate loan agreement, and is obligated follow the terms of the loan agreements and to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When the Fund acts as co-lender in connection with a Syndicated Loan Interest or when the Fund acquires a Syndicated Loan Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Syndicated Loan Interests the Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Syndicated Loan Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Syndicated Loan Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

The principal credit risk associated with acquiring Syndicated Loan Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Syndicated Loan Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES

The Fund may, to the extent that it invests in foreign currencies, purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodians) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or
(2) is greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in liquid assets in a segregated account with its custodians.

Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

The Fund may purchase and sell stock index futures to hedge the equity portion of the Fund's securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities and subject to any applicable restriction on the Fund's ability to invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund is not limited to the above-listed exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Consistent with applicable law, the Fund also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities -- assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if the Manager anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Fund also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock future contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

SWAP AGREEMENTS

The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

The Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

A short sale is a transaction in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of the Fund's total assets. The Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Fund will only enter into short sales against the box with brokers the Advisor believe are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Advisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "junk" or "high-yield/risk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market. If the issuer of high-yield/high-risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Advisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on the Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. The Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund.

CONVERTIBLE SECURITIES

The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to the Fund, may be limited by the policy of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

OPTIONS ON SECURITIES

WRITING CALL OPTIONS. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option -- in return for a premium received -- the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Advisor, engage without limitation in the writing of options on U.S. government securities.

WRITING PUT OPTIONS. The Fund may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Trust's intention that the Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Advisor, engage without limitation in the writing of options on U.S. government securities.

PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Advisor deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

MARRIED PUTS. The Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

The ability of the Fund to successfully utilize options may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

The Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. The Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS

To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Advisor may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Advisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The investment restrictions of the Fund set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

      Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

      The Fund may not:

      (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

      (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

      (4)   borrow money or issue senior securities, except that the Fund may
            (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

      (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

      (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI,
            (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts;
            (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

      (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the Fund's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FUND MAY NOT:

      (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

      (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

      (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that the Fund has written or traded over the counter and securities being used to cover options the Fund has written;

      (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization, provided, however, that the Funds may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

               NON-FUNDAMENTAL POLICIES RELATED TO THE FUND'S NAME

The Fund's name suggests the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Directors has adopted a non-fundamental policy for the Fund that the Fund will invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in securities of large capitalization U.S. companies, as defined from time to time in the current prospectus for the Fund. Furthermore, the Company has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in this 80% policy.

                                   MANAGEMENT

The Board of Directors oversees the management of the Company and elects its officers. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the

Directors. The Company's officers are responsible for the day-to-day operations of the Company. Information pertaining to the Company and the executive officers of the Company is set forth below. The business address of each Director and officer is 51 Madison Avenue, New York, New York 10010.

                     NON-INTERESTED DIRECTORS OF THE COMPANY

                                                                                 NUMBER OF FUNDS
NAME AND    POSITION                                                             IN FUND COMPLEX
DATE OF     (S) WITH     LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST       OVERSEEN BY       OTHER DIRECTORSHIPS HELD BY
 BIRTH      COMPANY     TIME SERVED                    5 YEARS                       DIRECTOR                 DIRECTOR
--------  -----------   -----------   -----------------------------------------  ---------------   ------------------------------
Lawrence  Director       Since 1991   Retired. Trustee, Eclipse Funds                   17         None
Glacken                               (since 2000) Trustee, New York Life
Date of                               Investment Management Institutional
Birth:                                Funds (2001 - 2003).
10/22/27

Susan B.  Lead           Since 1991   Trustee, Eclipse Funds (since 2000),              17         Cash Reserve Portfolio,
Kerley    Independent                 Trustee, New York Life Investment                            CitiFunds Institutional Trust,
Date of   Director                    Management Institutional Funds (2001                         CitiFunds Premium Trust,
Birth:                                - 2003); President, Strategic                                CitiFunds Trust I, CitiFunds
8/12/51                               Management Advisors LLC.                                     Trust III, Institutional
                                                                                                   Portfolio, Salomon Funds
                                                                                                   Trust, Smith Barney Investment
                                                                                                   Series, Smith Barney Trust II,
                                                                                                   Tax Free Reserves Portfolio,
                                                                                                   U.S. Treasury Reserves
                                                                                                   Portfolio, Variable Annuity
                                                                                                   Portfolios

Peter     Director       Since 2002   Consultant, 2004 to Present;                      17         The Vantagepoint Funds
Meenan                                President and Chief Executive
Date of                               Officer, Babson-United, Inc., 2000
Birth:                                to 2004; Retired. Trustee, Eclipse
12/5/41                               Funds (since 2002) Trustee, New York Life
                                      Investment Management Institutional Funds
                                      (2002 - 2003); Consultant, 1999 to 2000;
                                      Head of Global Funds, Citicorp, 1995 to
                                      1999.

Robert P. Director       Since 1991   Retired Trustee, Eclipse Funds                    17         None
Mulhearn                              (since 2000). Trustee, New York Life
Date of                               Investment Management Institutional
Birth:                                Funds (2001 - 2003).
3/11/47

                OFFICERS (WHO ARE NOT DIRECTORS) OF THE COMPANY *

NAME AND DATE      POSITION(S) WITH      LENGTH OF
  OF BIRTH             COMPANY          TIME SERVED                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------  ----------------------  -----------  ------------------------------------------------------------------------------
Gary E.         President               Since 2004   Chief Executive Officer, Chairman and Manager, New York Life Investment
Wendlandt                                            Management LLC (including predecessor advisory organizations) and New York
                                                     Life Investment Management Holdings LLC; Executive Vice President, New York
                                                     Life Insurance Company; Director, NYLIFE Distributors LLC; Vice Chairman and
                                                     Manger, McMorgan & Company LLC; Manager, MacKay Shield LLC; Executive Vice
                                                     President, New York Life Insurance and Annuity Corporation; President,
                                                     Eclipse Funds; Chairman and Trustee, The MainStay Funds (19 portfolios);
                                                     Executive Vice President and Chief Investment Officer, MassMutual Life
                                                     Insurance Company (1993 to 1999).

Patrick G.      Executive Vice          Since 2003   Senior Managing Director, New York Life Investment Management LLC, (including
Boyle           President                            predecessor advisory organizations), 2000 to 2002; Senior Vice President,
Date of Birth:                                       Pension Department, New York Life Insurance Company, 1991 to 2000; Director,
11/24/53                                             Eclipse Funds Inc., 1990 to 2003; Trustee, New York Life Investment Management
                                                     Institutional Funds 2002 to 2003.

Jefferson C.    Senior Vice President   Since 1996   Senior Managing Director, New York Life Investment Management LLC (including
Boyce                                                predecessor advisory organizations); Senior Vice President, New York Life
Date of Birth:                                       Insurance Company; Senior Vice President, The MainStay Funds; Director, NYLIFE
9/17/57                                              Distributors LLC; Director, New York Life Trust Company.

Patrick J.      Treasurer, Chief        Since 1996   Managing Director, New York Life Investment Management, LLC (including
Farrell         Financial and           (Company)    predecessor advisory organizations); Vice President, Treasurer, Chief
Date of Birth:  Accounting Officer and               Financial Officer and Accounting Officer and Assistant Secretary, The MainStay
9/27/59         Assistant Secretary                  Funds; Treasurer, Chief Financial Officer and Accounting Officer and Assistant
                                                     Secretary, MainStay VP Series Fund; Chief Financial Officer, McMorgan Funds

NAME AND DATE      POSITION(S) WITH     LENGTH OF
  OF BIRTH             COMPANY          TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------  ----------------------  -----------  ------------------------------------------------------------------------------
                                                     (formerly McM Funds); Assistant Treasurer, McMorgan Fund (formerly McM Funds),
                                                     2001 to 2002.

Alison H.       Vice President          Since 2004   Managing Director and Chief Compliance Officer, New York Life Investment
Micucci         Compliance                           Management LLC (June 2003 to present); Vice President--Compliance, The
Date of Birth:                                       MainStay Funds and MainStay VP Series Fund, Inc.; Senior Managing Director--
12/16/65                                             Compliance, NYLIFE Distributors LLC; Deputy Chief Compliance Officer, New York
                                                     Life Investment Management LLC (September 2002 to June 2003); Vice President
                                                     and Compliance Officer, Goldman Sachs Asset Management (November 1999
                                                     to August 2002).

Robert A.       Chief Legal Officer     Since 2003   Senior Managing Director, General Counsel and Secretary, New York Life
Anselmi                                              Investment Management LLC (including predecessor advisory organizations);
Date of Birth                                        Secretary, New York Life Investment Management Holdings LLC; Senior Vice
10/19/46                                             President, New York Life Insurance Company; Vice President and Secretary,
                                                     McMorgan & Company LLC; Secretary, NYLIFE Disributors LLC; Chief Legal
                                                     Officer, MainStay VP Series Fund, Inc., Eclipse Funds Inc. and Eclipse Funds;
                                                     Managing Director and Senior Counsel, Lehman Brothers Inc. (October 1998 to
                                                     December 1999); General Counsel and Managing Director, JP Morgan Investment
                                                     Management Inc. (1986 to September 1998).

Marguerite E.   Secretary               Since 2004   Managing Director and Associate General Counsel, New York Life Investment
H. Morrison                                          Management LLC (since June 2004); Secretary, Eclipse Funds, Eclipse Funds
Date of Birth:                                       Inc., The MainStay Funds and MainStay VP Series Fund, Inc.; Managing Director
3/26/56                                              and Secretary, NYLIFE Distributors LLC; Chief Legal Officer -- Mutual Funds
                                                     and Vice President and Corporate Counsel, The Prudential Insurance Company of
                                                     America (2000 to June 2004).

Richard W.      Tax Vice President      Since 1993   Vice President, New York Life Insurance Company; Tax Vice President, NYLIFE
Zuccaro                                              Securities Inc.; Vice President, New York Life Insurance and Annuity
Date of Birth:                                       Corporation, NYLIFE Insurance Company of Arizona, NYLIFE LLC, NYLIFE
12/12/49                                             Securities, Inc., NYLIFE Distributors LLC, New York Life Settlement Corp., New
                                                     York Life Trust Company; Tax Vice President, New York Life International,
                                                     Inc.; Tax Vice President, MainStay VP Series Fund, Inc. and The MainStay
                                                     Funds.

* The officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

                               BOARD OF DIRECTORS

      The Board of Directors oversees the Fund and the Manager. The Committees of the Board include the Audit Committee and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which include members who are not Directors.

      The purpose of the Audit Committee, which meets on an as needed basis,:
(1) oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (3) act as a liaison between the Company's independent auditors and the full Board. The members of the Audit Committee include all the Independent Directors: Lawrence Glacken, Susan B. Kerley, Peter Meenan, and Robert P. Mulhearn. There were five Audit Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for independent director membership on the Board; (2) to nominate members of committees of the Board and periodically review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Directors:
Lawrence Glacken, Susan B. Kerley,

Peter Meenan, and Robert P. Mulhearn. There was once Nominating Committee meeting held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Directors may serve, include Gary E. Wendlandt, Patrick J. Farrell, Marguerite E. H. Morrison, Alison Micucci, Peter Meenan, Robert P. Mulhearn, Lawrence Glacken and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during the fiscal year ended October 31, 2004.

      The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include Gary E. Wendlandt, Marguerite E.H. Morrison, Alison Micucci, Patrick J. Farrell and Ravi Akhoury. There were no Valuation Subcommittee meetings held during the fiscal year ended October 31, 2004.

      As of December 31, 2004, the dollar range of equity securities owned beneficially by each Director in the Fund (including beneficially) and in any registered investment company overseen by the Directors within the same family of investment companies as the Company was as follows:

                            NON-INTERESTED DIRECTORS

                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
                    DOLLAR RANGE OF EQUITY SECURITIES IN  INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT
 NAME OF DIRECTOR                  THE FUND                                            COMPANIES
------------------  ------------------------------------  -----------------------------------------------------------------
Lawrence Glacken                    None                                            Over $100,000
Peter Meenan                        None                                             $1 - $10,000
                                                                                     $1 - $10,000
Robert P. Mulhearn                  None                                                 None
Susan B. Kerley                     None                                            Over $100,000

As of December 31, 2004, each Director who is not an "interested person" of the Company, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:

                            NON-INTERESTED DIRECTORS

                       NAME OF OWNERS AND              TITLE OF                       PERCENT OF
 NAME OF DIRECTOR   RELATIONSHIP TO DIRECTOR  COMPANY    CLASS   VALUE OF SECURITIES     CLASS
------------------  ------------------------  -------  --------  -------------------  ----------
Lawrence Glacken               N/A               -         -             None              -
Peter Meenan                   N/A               -         -             None              -
Robert P. Mulhearn             N/A               -         -             None              -
Susan B. Kerley                N/A               -         -             None              -

COMPENSATION

      The following Compensation Table reflects the compensation received by certain Directors for the fiscal year ended October 31, 2004, from the Company and from certain other investment companies (as indicated) that have the same investment adviser as the Company or an investment adviser that is an affiliated person of the Manager. Directors, other than those affiliated with the Manager,

New York Life or the Distributor, are paid an annual retainer of $32,000 and $1,350 for each Board and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company.

       COMPENSATION TABLE FOR THE NON-INTERESTED DIRECTORS OF THE COMPANY

                     AGGREGATE    PENSION OR RETIREMENT                      TOTAL COMPENSATION
                    COMPENSATION     BENEFITS ACCRUED       ESTIMATED     FROM THE COMPANY AND THE
                      FROM THE          AS PART OF       ANNUAL BENEFITS        FUND COMPLEX
     DIRECTOR         COMPANY         FUND EXPENSES      UPON RETIREMENT      PAID TO DIRECTORS
Lawrence Glacken     $50,782.46             0                   0                $59,900.00
Susan B. Kerley      $57,287.68             0                   0                $67,400.00
Peter Meenan         $57,287.68             0                   0                $67,400.00
Robert P. Mulhearn   $50,782.46             0                   0                $59,900.00

APPROVAL OF MANAGEMENT AGREEMENT

[TO BE PROVIDED BY AMENDMENT.]

CODES OF ETHICS

The Company, its Manager and its Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Company. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

The Directors initially approved a Management Agreement for the Fund in a meeting held on ________, 2005. The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, or the Manager (the "Independent Directors").

The Manager has authorized any of its managers, members, officers and employees who have been elected or appointed as Directors or officers of the Company to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors not affiliated with the Manager;

      (b)   the fees to be paid to any adviser pursuant to a advisory agreement;

      (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company, as the case may be; and

      (d) For its services, the Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."

The Fund had not commenced operations as of October 31, 2004. Therefore, no management fee was paid by the Fund for the fiscal year ended October 31, 2004.

DISTRIBUTION AGREEMENT

NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated January 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principle underwriter sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company or under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Company's shares. The Distributor receives sales loads and distribution plan payments. The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund or class or group of Funds or classes.

The Distribution Agreement is subject to annual approval by the Independent Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Independent Directors, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

The shares of each Fund are offered continuously, although the Fund reserves the right to suspend or terminate such offering at any time.

DISTRIBUTION PLANS

The Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of the Fund (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, "the 12b-1 Plans").

Under the 12b-1 Plans, a class of shares of the Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Fund an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

The Distributor will advance to dealers who sell Class C shares of the Fund an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Directors or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Fund may receive different compensation with respect to one particular class of shares as opposed to another in the Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Under the Class A Plan, Class A shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares for distribution or service activities, as designated by the Distributor.

Under the Class B Plan, the Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares.

Under the Class C Plan, the Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plan, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class C shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Directors. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Directors in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Company for review by the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Directors' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Directors have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).

The Fund had not commenced operations as of the date of this Prospectus. Therefore, no distribution and service fees were paid and the Distributor has not incurred any expenses pursuant to the Class A, Class B, or Class C Plans.

EXPENSES BORNE BY THE COMPANY

Except for the expenses to be paid by the Manager as described in the Prospectus, the Company, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager; (3) certain fees and expenses of the Company's custodians and transfer agent; (4) the charges and expenses of the Company's legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Company, on behalf of the Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Fund or the Company is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PROXY VOTING POLICIES AND PROCEDURES

It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders.

MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

      Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

      Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

      Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

      Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Company's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

FUND'S PROXY VOTING RECORD. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available on the Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager will publicly disclose the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose the Fund's top-ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top 10 holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-MAINSTAY (1-800-624-6782).

In addition, the Manager may share the Fund's non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund; as of the date of this SAI, those service providers are: The Bank of New York, KPMG LLP, Russell Mellon, ISS, IDC, Princeton Financial Systems and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis; as of the date of this SAI, those entities are: Bloomberg, Morningstar, Standard & Poor's, Thompson Financial and Lipper. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Directors at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential;
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (3) upon written request from the Manager or the Fund, will promptly return or destroy the information.

Employees of the Manager who have access to non-public information regarding the Fund's portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Fund's Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent directors or a majority of a board committee consisting solely of independent directors approves such disclosure. The Fund and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be approved by the Board.

                               PORTFOLIO MANAGERS

The number of other accounts and the total assets of other accounts managed by
the Fund's portfolio managers, as of       , 2005, within the following
categories: (a) Registered Investment Companies, (b) other pooled investment vehicles; and (c) other accounts is set forth below:

                                NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                            ASSETS BY ACCOUNT TYPE                THE ADVISORY FEE IS BASED ON PERFORMANCE
                                ----------------------------------------------    ----------------------------------------
                                                                                                  OTHER
                                 REGISTERED     OTHER POOLED                      REGISTERED      POOLED
                                 INVESTMENT      INVESTMENT          OTHER        INVESTMENT    INVESTMENT         OTHER
PORTFOLIO MANAGER                 COMPANIES       VEHICLES         ACCOUNTS       COMPANIES      VEHICLES         ACCOUNTS
Kathy A. O'Connor
Jeffrey D. Sanders

As of      , 2005, the dollar range of fund securities beneficially owned by the Fund's portfolio managers in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:

 PORTFOLIO MANAGER             DOLLAR RANGE OF OWNERSHIP IN THE FUND
------------------             -------------------------------------
Kathy A. O'Connor
Jeffrey D. Sanders

Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager in their investment management activities related to the Fund and potentially their interest in the investment management activities related to various other accounts each manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Fund and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, the Manager has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Fund and other accounts managed.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, NYLIM has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management. An employee's total compensation package (i.e., salary, annual incentives and firm ownership) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. The Board of Directors have adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interest to pay a higher commission, spread or other compensation in order to receive better execution..

NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Company, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Fund. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

The management fees paid by the Company, on behalf of the Fund, to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out it's obligations to the Fund.

The Fund had not commenced operations as of the date of this prospectus. Therefore, no brokerage commissions were paid by the Fund.

The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

                       HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, and Class C shares of the Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of the Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. As compared to Class A shares, the Class I shares have lower on-going expenses than Class A shares and are not subject to a front-end sales charge. The investment performance of Class I shares will generally be higher than that of Class A shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of the Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.

BY MAIL

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative. Shares of the Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge.

BY TELEPHONE

An investor may make an initial investment in the Fund by having his or her registered representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY

ABA NO. 011-0000-28
Attn: Custody and Shareholder Services
For Credit: MainStay ________________ Fund-Class______
Shareholder Name _______________________________
Shareholder Account No. _____________________________
DDA Account Number 99029415
AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

Wiring money to the Fund will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Fund may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in the Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

The Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Directors; New York Life and its subsidiaries and their employees, officers, directors or agents or former employees; through financial services firms that have entered into an agreement with the Fund or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

Investors whose bank is a member of the ACH may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of the Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date.

OTHER INFORMATION

Investors may, subject to the approval of the Company, the Distributor, and the Manager purchase shares of the Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Manager intends to retain the security in the Fund as an investment. The Company reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Company and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Company with a certified Taxpayer I.D. number or such other tax-related certifications as the Company may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Company has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative Class A Shares

The sales charge on Class A shares of the Fund is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of the Fund will be determined according to the following table:

SALES CHARGE AS A PERCENTAGE OF: SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:

AMOUNT OF PURCHASE         OFFERING PRICE   NET AMOUNT INVESTED    RETAINED BY DEALER        RETAINED BY THE DISTRIBUTOR
Less than $50,000              5.50%               5.82%               4.75%                            0.75%
$50,000 to $99,999             4.50%               4.71%               4.00%                            0.50%
$100,000 to $249,999           3.50%               3.63%               3.00%                            0.50%
$250,000 to $499,999           2.50%               2.56%               2.00%                            0.50%
$500,000 to $999,999           2.00%               2.04%               1.75%                            0.25%
$1,000,000 or more*            None                None                See Below*                       None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. See the section entitled "Purchases At Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Class A shares of the Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 at a hypothetical price of 10.00 per Class A share of the Fund on July __, 2005.

NAV per Class A Share at July __, 2004 $10.00
Per Share Sales Charge - 5.50% of offering price (5.82% of NAV per share) $0.58 Class A Per Share Offering Price to the Public $10.58

PURCHASES AT NET ASSET VALUE

Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

The Fund's Class A shares may be purchased at NAV, without payment of any sales charge. The Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Directors; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members).

In addition, Class A share purchases of Fund in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

Class A shares of the Fund also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Funds or the Company as of December 31, 2003 or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Fund or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Fund, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

Although an investor will not pay a sales charge on Class I shares or on Class A share investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. The Distributor may pay up to 0.10% of the value of Class I shares of the Fund, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a service arrangement. With respect to Class A share investments of $1,000,000 or more in the Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON CLASS A SHARES

Under a right of accumulation, purchases of one or more MainStay Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

Contingent Deferred Sales Charge, Class A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA; (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of the Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Fund, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the contingent deferred sales charge for the Fund:

                                    CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED
YEAR SINCE PURCHASE PAYMENT MADE                       SUBJECT TO THE CHARGE
First                                                           5.0%
Second                                                          4.0%
Third                                                           3.0%
Fourth                                                          2.0%
Fifth                                                           2.0%
Sixth                                                           1.0%
Thereafter                                                      None

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the record keeper; as well as participant transfers or rollovers from a retirement plan to an MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in the Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates;
(ix) redemptions effected by registered investment companies by virtue of transactions with the Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy.. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

Shareholders should notify MSS, the Fund's transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Company. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Fund at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

                                 NET ASSET VALUE

The Fund determines the net asset value per share ("NAV") of each class of the Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (usually 4:00 pm, Eastern time) for each class of shares of the Fund by dividing the current market value of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the Fund are valued:

(a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

(b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

(c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager or if the prices are deemed by the Manager not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

(d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Manager to be representative of market values at the close of the NYSE;

(e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

(f) by appraising forward foreign currency exchange contracts held by the Fund at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

(g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company are informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

                                 TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS

Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. The Fund that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Income received by the Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, the Fund is not expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if the Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If the Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

The Fund may invest in shares of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

The Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by the Fund that are derived from tax-exempt interest income. The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from federal income tax.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount, which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

If the Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.

Certain of the options, futures contracts, and forward contracts in which the Fund may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

The transactions undertaken by the Fund involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund is eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield of the Fund or its classes, and the total return of the Fund or its classes in advertisements, sales literature, or reports to shareholders or prospective investors. Total return and yield are computed separately for each class of shares. The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee, which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

Because the Fund had not commenced operations as of the date of this SAI, no performance information is available.

Yield. Quotations of "yield" for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1]

Where:

a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Average Annual Total Return. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for the Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

P(1 + T) (n) = ERV

Where:

P = a hypothetical initial payment of $1,000,

T = the total return for the period,

(n) = the number of periods, and

ERV= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since the Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

P(1+T)(n) = ATV(D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

(n) = number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-year, five-year, and ten-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes On Distributions And Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since the Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

P(1 + T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV (DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.

Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of the Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

The Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

OTHER INFORMATION

Capitalization

The Fund is a separate portfolio of the Company. The Fund is authorized to offer shares in one or more of the following classes: Class A, Class B, Class C, Class I, and the Sweep Class of Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

The following tables set forth information concerning beneficial and record ownership as of ___, 2005, of each class of shares of the Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], has been selected as independent registered public accounting firm for the Company. [ ] examines the financial statements of the Fund and provides other audit, tax, and related services as pre-approved by the Audit Committee.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Fund's Transfer, Dividend, Disbursing and Shareholder Servicing Agent. MSS, whose address is 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid per account fee and out-of-pocket expenses by the Funds. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of cash and securities of the Fund of the Company and has subcustodial agreements for holding such Fund's foreign assets.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa. Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

      F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

      F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 22. EXHIBITS

a. Charter Documents
      I.    Eclipse Funds Inc. ("Company")

      (1) Articles of Incorporation of Eclipse Funds Inc. - Previously filed with the Company's Initial Registration Statement No. 33-36962 on September 21, 1990.*

      (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

      (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company's Registration Statement No. 33-36962 on November 2, 1992.*

      (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

      (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company's Registration Statement No. 33-36962 on December 29, 1994.*

      (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company's Registration Statement No. 33-36962 on September 25, 1998.*

      (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

      (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

      (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 on November 7, 2002.*

      (10) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (11) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (13) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (14) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (15) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

      (16) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

      (17) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company's Registration Statement on No. 33-36962 on February 27, 2004.*

      (18) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

      (19) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*


      (20) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - to be filed by Amendment.

      II.   Eclipse Funds ("Trust")

      (1) Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with the Trust's Initial Registration Statement No. 33-08865 on September 19, 1986.*

      (2) Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with the Trust's Pre-Effective Amendment No. 1 to Registration Statement No. 33-08865 on January 9, 1987.*

      (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. - Previously filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement No. 33-08865 on February 27, 1998.*

      (4) Certificate of Designation for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 12 to the Trust's Registration Statement No. 33-08865 on October 13, 1994.*

      (5) Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund) for Eclipse Funds. - Previously filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement No. 33-08865 on April 30, 1999.*

      (6) Third Amendment to the Declaration of Trust of Eclipse Funds - Previously filed with Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-08865 on February 25, 2002.*

      (7) Fourth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

      (8) Fifth Amendment to the Declaration of Trust - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (9) Redesignation of Series of Shares of Beneficial Interest - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (10) Certificate of Termination - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

b.    By-Laws

      (1) By-Laws of Eclipse Funds Inc. - Previously filed with the Company's Registration Statement No. 33-36962 on September 21, 1990.*

      (2) By-Laws of Eclipse Funds - Previously filed with the Trust's Registration Statement No. 33-08865 on September 19, 1986.*

c. Specimen Certificates for Common Stock - Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

d.    Investment Advisory Contracts

      I.    Eclipse Funds Inc.


      (1)   (a)   Form of (composite) Amended and Restated Management Agreement between Eclipse Funds Inc., on behalf of each portfolio of Eclipse Funds Inc., the addition of MainStay Large Cap
                  Opportunity Fund, and MainStay Management LLC.

      (2)   (a)   Form of (composite) Sub-Advisory Agreement between MainStay
                  Management LLC, on behalf of the Intermediate Term Bond Fund
                  (formerly Bond Fund), All Cap Growth Fund (formerly Growth
                  Equity Fund), International Bond Fund, Short Term Bond Fund and All Cap Value Fund, and MacKay Shields LLC - Previously filed with Post-Effective Amendment No. 17 to Registration
                  Statement No. 33-36962 on May 1, 1997.*

            (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the International Broad Market Fund, Indexed Bond Fund, S&P 500 Index Fund (formerly Indexed Equity Fund) and Asset Manager Fund (formerly Multi- Asset
                  Fund), and Monitor Capital Advisors LLC - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

            (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Cash Reserves Fund (formerly Money Market Fund) and New York Life Insurance Company - Previously filed with Post-Effective Amendment No. 17 to the Company's Registration Statement No. 33-36962 on May 1, 1997.*

      II.   Eclipse Funds

      (1)   (a)   Management Agreement between Eclipse Funds and New York Life
                  Investment Management LLC with respect to Mid Cap Opportunity
                  Fund (formerly Mid Cap Value Fund), Small Cap Opportunity Fund
                  (formerly Small Cap Value Fund), and Balanced Fund. -
                  Previously filed with Post-Effective Amendment No. 21 to the
                  Trust's Registration Statement No. 33-08865 on December 29,
                  2000.*

e.    Underwriting Contracts

      (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

      (2) Form of Distribution Agreement between Eclipse Funds and NYLIFE Distributors, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

f.    Not Applicable.

g.    Custody Agreements

      I.    Eclipse Funds Inc.

      (1) Form of Custody Agreement between Eclipse Funds Inc. and State Street Bank - Previously filed with Post-Effective Amendment No. 7 to the Company's Registration Statement No. 33-36962 on October 14, 1994.*

      (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank - Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement on No. 33-36962 on April 15, 2004.*

      II.   Eclipse Funds

      (1) Custody Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to the Trust's Registration Statement No. 33-08865 on April 30, 1990.*

      (2) Form of Custody Agreement between Eclipse Funds and The Bank of New York - Previously filed with Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-08865 on November 7, 2002.*

h.    Other Material Contracts

      I.    Eclipse Funds Inc.

      (1)   (a)   Form of Transfer Agency and Service Agreement between Mainstay
                  Institutional Funds Inc. and Mainstay Shareholder Services. -
                  Previously filed with Pre-Effective Amendment No. 1 to the
                  Company's Registration Statement No. 33-36962 on November 19,
                  1990.*

            (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. - Previously filed with Post- Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

            (c) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and NYLIM Shareholder Services LLC - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on December 29, 2000.*

      (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-36962 on November 19, 1990.*

      (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Post-Effective Amendment No. 14 to the Company's Registration Statement No. 33-36962 on April 30, 1997.*

      (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on April 30, 1997.*

      (5)   (a)   Sub-Transfer Agency and Service Agreement between Mainstay
                  Shareholder Services, Inc. and Boston Financial Data Services,
                  Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 on
                  December 29, 2000.*

            (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company's Registration Statement
                  No. 33-36962 on December 29, 2000.*

      (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (7) Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (8) Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      II.   Eclipse Funds

      (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. - Previously filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-08865 on April 30, 1990.*

      (2) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC). - Previously filed with Post-Effective Amendment
            No. 21 to the Trust's Registration Statement No. 33-08865 on December 29, 2000.*

      (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. - Previously filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-08865 on April 30, 1991.*

      (4)   (a)   Sub-Transfer Agency and Service Agreement between Mainstay
                  Shareholder Services, Inc. and Boston Financial Data Services,
                  Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-08865 on
                  December 29, 2000.*

            (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC(formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 21 to the Trust's Registration Statement
                  No. 33-08865 on December 29, 2000.*

      (5) Amended and Restated Shareholder Services Plan for Eclipse Funds(Service Class Shares) - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (6) Shareholder Services Plan for Eclipse Funds (Class R1 shares)- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31,2003.*

      (7) Shareholder Services Plan for Eclipse Funds (Class R2 shares)- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31,2003.*

i.    Legal Opinions

      I.    Eclipse Funds Inc.

      (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). - Previously filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 on December 31, 2002.*

      (2) Opinion of Counsel related to the offering of Class A, Class B, and Class C shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      (3) Opinion of Counsel related to the offering of Floating Rate Fund shares of common stock of the Eclipse Funds Inc. (Maryland).- Previously filed with Post-Effective Amendment No. 40 to the Company's Registration Statement No. 33-36962 on April 15, 2004.*


      (4) Opinion of Counsel related to the offering of the Conservative Allocation Fund, Moderate Allocation Fund, Moderate Growth Allocation Fund, Growth Allocation Fund shares of common stock of the Eclipse Funds Inc. (Maryland) - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*


      (5) Opinion of Counsel related to the offering of MainStay Large Cap Opportunity Fund - to be filed by Amendment.

      II.   Eclipse Funds

      (1) Opinion of Dechert related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). - Filed with Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-08865 on December 27, 2002.*

      (2) Opinion of Counsel related to the offering of Class A, Class B, Class C, Class R1, and Class R2 shares of beneficial interest of the Eclipse Funds (Massachusetts).- Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*


j.    Not Applicable.


k.    Not Applicable.

l.    Initial Capital Agreements

      (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company's Registration Statement No. 33-36962 on December 26, 1990.*

      (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Company's Registration Statement No. 33-08865 on January 9, 1987.*

m.    Rule 12b-1 Plans

      I.    Eclipse Funds Inc.

      (1) Form of Account Application for Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.*

      (2) Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

      (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

      (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*

      (5) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*


      (6) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company's Registration Statement No. 33-36962 on December 31, 2003.*

      II.   Eclipse Funds

      (1) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (2) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (3) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

      (4) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

n.    Rule 18f-3 Plans

      I.    Eclipse Funds Inc.


      (1) Form of Amended and Restated Multiple Class Plan - Previously filed with Post-Effective Amendment No. 44 to the Company's Registration Statement No. 33-36962 on March 22, 2005.*


      II.   Eclipse Funds

      (1) Form of Amended and Restated Multiple Class Plan - Previously filed with Post-Effective Amendment No. 30 to the Trust's Registration Statement No. 33-08865 on December 31, 2003.*

o.    Reserved

p.    Codes of Ethics

      I.    Eclipse Funds Inc.

      (1) Form of Code of Ethics for Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 24 to the Company's Registration Statement No. 33-36962 on October 18, 2000.*

      (2) Form of Code of Ethics for MacKay Shields LLC. - Previously filed with Post-Effective Amendment No. 24 to the Company's Registration Statement No. 33-36962 on October 18, 2000.*

      (3) Form of Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post-Effective Amendment No. 28 to the Company's Registration Statement No. 33-36962 on February 27, 2003.*

      II.   Eclipse Funds

      (1) Form of Code of Ethics for Eclipse Funds - Previously filed with Post-Effective Amendment No. 28 to the Trust's Registration Statement No. 33-08865 on February 27, 2003.*

      (2) Form of Code of Ethics for New York Life Investment Management Holdings LLC - Previously filed with Post Effective Amendment No. 28 to the Trust's Registration Statement No. 33-08865 on February 27, 2003.*

----------
*   Incorporated herein by reference.

ITEM 23.

The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

            MainStay VP Series Fund, Inc.(2) (Maryland)
            Eclipse Funds(2) (Massachusetts)
            Eclipse Funds Inc.(2) (Maryland)
            McMorgan Funds(2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
             MacKay Shields LLC (Delaware)
                          MacKay Shields General Partner (L/S) LLC (Delaware)
             Madison Capital Funding LLC (Delaware)
             McMorgan & Company LLC (Delaware)
             NYLCAP Manager LLC (Delaware)
                          New York Life Capital Partners, L.L.C. (Delaware)
                          New York Life Capital Partners II, L.L.C. (Delaware) NYLIM Mezzanine GenPar GP, LLC (Delaware)
             NYLIM Service Company LLC (Delaware)
             New York Life Investment Management LLC (Delaware)
                          NYLIM GP, LLC (Delaware)
                          New York Life Investment Management (U.K.) Limited
                              (United Kingdom)
             NYLIFE Distributors LLC (Delaware)
             NYLIM Real Estate Inc. (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)
New York Life International, Inc. (Delaware)
             New York Life Insurance Taiwan Corporation (Taiwan)
New York Life International, LLC (Delaware) (3)
             HSBC Salud (Argentina) S.A. (4) (40%) (Argentina)
             HSBC New York Life Seguros de Vida (Argentina) S.A.(4) (40%)
             HSBC New York Life Seguros de Retiro (Argentina) S.A.(4) (40%) Maxima S.A. AFJP(4) (40%) (Argentina)
             New York Life Insurance Limited (South Korea)
             New York Life Insurance Worldwide Limited (Bermuda)
             New York Life International Holdings Limited (Mauritius)
                          Max New York Life Insurance Company Limited(5) (26%)
                              (India)
             New York Life International India Fund (Mauritius) LLC (90%)
                 (Mauritius)
             New York Life Insurance (Philippines), Inc. (75%) (Philippines)
             New York Life Worldwide Capital, Inc. (Delaware)
                          Fianzas Monterrey, S.A. (99.95%) (Mexico)
                          Operada FMA, S.A. de C.V. (99%) (Mexico)
             NYL International Reinsurance Company Ltd. (Bermuda)
             New York Life Securities Investment Consulting Co., Ltd. (Taiwan) NYLIFE Thailand, Inc. (Delaware)
                          Siam Commercial New York Life Insurance Public Company Limited (45.29%) (Thailand) (23.73%
                          owned by New York Life  International, LLC)
             NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius) Seguros Monterrey New York Life, S.A. de C.V.(99.995%) (Mexico)
                          Centro de Capacitacion Monterrey, A.C. (99.791%)
                              (Mexico)
NYLIFE LLC (Delaware)
             Avanti Corporate Health Systems, Inc. (Delaware)
                          Avanti of the District, Inc. (Maryland)

             Eagle Strategies Corp. (Arizona)
             Express Scripts, Inc.(6)  (15.28%) (Delaware)
             New York Life Capital Corporation (Delaware)
             New York Life International Investment Asia Ltd. (Mauritius)
             New York Life International Investment Inc. (Delaware)
                          Monetary Research Limited (Bermuda)
                          NYL Management Limited (United Kingdom)
             New York Life Trust Company (New York)
             New York Life Trust Company, FSB (United States)
             NYLCare NC Holdings, Inc. (Delaware)
             NYL Executive Benefits LLC (Delaware)
             NYLIFE Structured Asset Management Company Ltd. (Texas)
             NYLIFE Securities Inc. (New York)
             NYLINK Insurance Agency Incorporated (Delaware)
                          NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
                          NYLINK Insurance Agency of Hawaii, Incorporated
                          (Hawaii)
                          NYLINK Insurance Agency of  Massachusetts,
                          Incorporated (Massachusetts)
                          NYLINK Insurance Agency of Montana, Incorporated (Montana)
                          NYLINK Insurance Agency of Nevada, Incorporated
                          (Nevada)
                          NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico)
                          NYLINK Insurance Agency of Washington, Incorporated (Washington)
                          NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
             NYLUK I Company (United Kingdom)
                          NYLUK II Company (United Kingdom)

                          Gresham Mortgage (United Kingdom)
                          W Construction Company (United Kingdom)
                          WUT (United Kingdom)
                          WIM (AIM) (United Kingdom)
                          WIM (United Kingdom)
             WellPath of Arizona Reinsurance Company (Arizona)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control; rather, these organizations are listed here to ensure full compliance with the requirements of this Form N-1A. Information provided in this list is as of November 30, 2004.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) Beneficial ownership in the entities listed as being owned by New York Life International, LLC ("LLC") has been transferred by New York Life International, Inc. to LLC as of January 1, 2002; record ownership will be transferred to LLC on or before December 31, 2005.

(4) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. This entity is held through an interest in a holding company.

(5) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(6) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts, Inc. being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.,

ITEM 24.          INDEMNIFICATION

         New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Fund Inc. and Eclipse Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.


With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

ITEM 25.          BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 26.          PRINCIPAL UNDERWRITERS

a.       NYLIFE Distributors LLC also acts as the principal underwriter for:

         The MainStay Funds (File No. 33-2610)
         NYLIAC Variable Universal Life Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account I
         NYLIAC Multi-Funded Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account I

         NYLIAC Variable Annuity Separate Account II
         NYLIAC Variable Annuity Separate Account III
         NYLIAC Variable Life Insurance Separate Account
         NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account
b.


NAME AND PRINCIPAL BUSINESS     POSITION(S) AND OFFICE(S)     POSITION(S) AND OFFICE(S)  POSITION(S) AND OFFICE(S)
         ADDRESS(1)          WITH NYLIFE DISTRIBUTORS, INC.      WITH ECLIPSE FUNDS       WITH ECLIPSE FUNDS, INC.
     Brian A. Murdock           Chairman of the Board and               None                        None
                                        President
   Christopher O. Blunt        Executive Vice President for             None                        None
                                         Retail
     Michael G. Gallo          Executive Vice President for             None                        None
                               Variable Life Distribution
     Robert J. Hebron          Executive Vice President for             None                        None
                                 External Variable Life
                                      Distribution
       John R. Meyer           Executive Vice President for             None                        None
                                External Variable Annuity
                                      Distribution
     Robert A. Anselmi         Senior Managing Director and             None                        None
                                   Assistant Secretary
     Alison H. Micucci          Senior Managing Director -         Vice President -            Vice President -
                                       Compliance                     Compliance                  Compliance
      Robert E. Brady          Managing Director Operations             None                        None

     Stephen P. Fisher        Managing Director - Marketing             None                        None
     Wendy K. Fishler          Managing Director - National             None                        None
                                        Accounts
       Mark A. Gomez          Managing Director - Compliance            None                        None
                              and Chief Compliance Officer
     Julia D. Holland            Managing Director - SMA                None                        None
                                      Distribution
 Marguerite E. H. Morrison   Managing Director and Secretary          Secretary                  Secretary
      Gary M. O'Neill           Managing Director - Agency              None                        None
                                       Distribution

c. Not Applicable

ITEM 27           LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 28           MANAGEMENT SERVICES.

Not Applicable.

ITEM 29 UNDERTAKINGS.

None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the 11th day of May, 2005.

                                   ECLIPSE FUNDS INC.
                                   /s/ Gary E. Wendlandt
                                   -------------------------
                                   Gary E. Wendlandt
                                   President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on May 11, 2005.

          SIGNATURE                         TITLE
--------------------------------------------------------------------------------
/s/ Lawrence Glacken*                       Director
-------------------------------
Lawrence Glacken
--------------------------------------------------------------------------------
/s/ Robert P. Mulhearn*                     Director
--------------------------------
Robert P. Mulhearn
--------------------------------------------------------------------------------
/s/ Susan B. Kerley*                        Director
-------------------------------
Susan B. Kerley
--------------------------------------------------------------------------------
/s/ Peter Meenan*                           Director
--------------------------------
Peter Meenan
--------------------------------------------------------------------------------
/s/ Patrick J. Farrell*                     Treasurer and Chief Financial
--------------------------------            and Accounting Officer
Patrick J. Farrell
--------------------------------------------------------------------------------

                        By: /s/ Marguerite E.H. Morrison
                         ------------------------------
                            Marguerite E.H. Morrison
                              As Attorney-in-Fact*


* Pursuant to Powers of Attorney filed on March 1, 2005 as a part of Post-Effective Amendment No. 43 to the Company's Registration Statement.

                                 EXHIBIT INDEX


Item Number         Item
----------          ----
d (I)(1)(a)         Form of Amended and Restated Management Agreement between
                    Eclipse Funds Inc., on behalf of each portfolio of Eclipse
                    Funds Inc., the addition of MainStay Large Cap Opportunity
                    Fund, and New York Life Investment Management LLC